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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  MARCH 30, 2001



                        UNITED COMMUNITY FINANCIAL CORP.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          OHIO                          0-024399              34-1856319
          ----                          --------              ----------
(State or other jurisdiction of  (Commission File No.)   (IRS Employer I.D. No.)
      incorporation)




               275 Federal Plaza West, Youngstown, Ohio 44503-1203
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:           (330) 742-0500
                                                    ------------------------


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ITEM  4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

As previously reported on a Form 8-K filed on February 27, 2001, United Community Financial Corp. ("UCFC") notified Deloitte & Touche LLP ("Deloitte & Touche") on February 20, 2001, that, upon completion of Deloitte & Touche's audit of UCFC's consolidated financial statements for the fiscal year ended December 31, 2000, UCFC would change auditors to Crowe, Chizek and Company LLP ("Crowe Chizek"). On March 30, 2001, UCFC filed its Annual Report on Form 10-K for the year ended December 31, 2000, which incorporated by reference the report of Deloitte & Touche on UCFC's consolidated financial statements as of December 31, 2000 and 1999 and for the three years in the period ended December 31, 2000. This filing represents the completion of Deloitte & Touche's audit of UCFC's consolidated financial statements for the fiscal year ended December 31, 2000.

The reports of Deloitte & Touche on UCFC's consolidated financial statements for the fiscal years ended December 31, 2000, 1999 and 1998 do not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During the three fiscal years ended December 31, 2000, and the subsequent interim period preceding UCFC's notification to Deloitte & Touche of its intention to dismiss Deloitte & Touche, there have been no disagreements between Deloitte & Touche and UCFC on any matter of accounting principles or practices, consolidated financial statement disclosure, or auditing scope or procedure.

Item 7.  Financial Statements and Exhibits.
------   ---------------------------------
         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits

                  (16) Letter from Deloitte & Touche LLP re change in certifying accountant


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                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       UNITED COMMUNITY FINANCIAL CORP.



                                       By:   /s/ Douglas M. McKay
                                             ----------------------------------
                                             Douglas M. McKay, President and
                                             Chief Executive Officer

Date:  March 30, 2001